UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 29, 2025

WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-02979	No.	41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 415-371-2921

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1-2/3	WFC	New York Stock Exchange (NYSE)
7.5% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L	WFC.PRL	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Y	WFC.PRY	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Z	WFC.PRZ	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series AA	WFC.PRA	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series CC	WFC.PRC	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series DD	WFC.PRD	NYSE
Guarantee of Medium-Term Notes, Series A, due October 30, 2028 of Wells Fargo Finance LLC	WFC/28A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b‑2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Special CEO Equity Award

On July 29, 2025, the independent members of the Board of Directors (the “Board”) of Wells Fargo & Company (the “Company”), consistent with the recommendation of the Human Resources Committee of the Board (the “HRC”), awarded Chief Executive Officer and President Charles W. Scharf a one-time equity award (the “Award”), consisting of Restricted Share Rights (“RSRs”) with a grant date value of approximately $30 million and 1.046 million Stock Options (“Options”). Both the RSRs and Options will vest (and become exercisable for Options) on a pro-rata basis following the fourth, fifth, and sixth anniversaries of the grant date. If Mr. Scharf resigns or retires from the Company, unvested portions of the Award will be forfeited.

The Award reflects the Board’s desire to retain Mr. Scharf in his role and to acknowledge his successful leadership of the Company, in particular by:
•promoting the long-term retention of Mr. Scharf as the Company’s CEO
•recognizing Mr. Scharf’s role in building a strong executive team and supporting his continued leadership of the team in driving future growth
•recognizing Mr. Scharf’s leadership in driving significant progress, including:
◦creating significant shareholder value and positioning the Company for future success
◦continuing to build out a sustainable risk and control infrastructure appropriate for a company of our size and complexity
◦reaching key regulatory milestones, resulting in 13 consent orders terminating during his tenure and including the Federal Reserve announcing in June 2025 the termination of the limits on growth in total assets that had been imposed in 2018
◦delivering a strong financial performance, while making strategic investments in driving growth of the Company’s core businesses
•maintaining our CEO’s compensation relative to peer financial institutions, including the CEOs of our Labor Market Peer Group

The Award design is intended to promote long-term shareholder value creation as the value of the RSRs will fluctuate with the Company’s stock price and the Options will only have value to the extent the Company’s stock price appreciates over the vesting period. The entire Award will be subject to the Company’s Clawback and Forfeiture Policy as well as our Stock Ownership Policy, under which Mr. Scharf must, for the duration of his employment and one year after his departure, retain at least 50% of the net vested shares from Company stock-based awards.

The foregoing summary of the Award is qualified in all respects by reference to the text of the award agreements that govern the Award, forms of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

2025 Named Executive Officer Compensation Program

In connection with a comprehensive evaluation of our executive compensation program earlier this year, the HRC determined not to maintain a target total compensation structure for our named executive officers (“NEOs”) effective as of the 2025 performance year. The HRC will continue to determine incentive compensation for each NEO, including the CEO, using a holistic performance assessment that evaluates NEO performance based on individual and Company performance, as well as line of business performance, where applicable, relative to established financial and non-financial performance criteria. This change further aligns the Company’s executive compensation program with those of the Company’s most comparable peers. The HRC will continue to award incentive compensation through a combination of cash and equity, with a significant majority deferred through performance share awards and RSRs that include additional performance and vesting criteria.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 29, 2025, the Board approved and adopted the Company’s By-Laws (as amended and restated, the “By-Laws”), effective immediately.

Among other things, the amendments remove the requirement that the Chairman of the Board be an independent director. The Board also amended the Company’s Corporate Governance Guidelines (the “Guidelines”) to, among other things, require a Lead Independent Director if the Chairman of the Board is not independent. Consistent with this change, the independent directors of the Board intend to appoint Mr. Scharf as Chairman of the Board, and to appoint a Lead Independent Director of the Board.

Additionally, the amendments to the By-Laws update certain procedural and disclosure requirements related to director nominations and/or other business proposals by shareholders, including by:
•tailoring information requirements to focus on the actual proposing shareholders
•removing requirements to disclose certain commercial interests relating to the Company and its principal competitors
•clarifying the purpose of any additional disclosure requirements as may be reasonably requested by the Company for a proposed nominee
•clarifying certain disclosure requirements regarding the director nominee questionnaire and representations

The amendments also: (i) update language permitting the use of proxies to align more closely with the requirements of the Delaware General Corporation Law and market practice; (ii) remove unnecessary detail regarding geographic locations referenced therein; and (iii) incorporate various other technical, clarifying and conforming changes, including certain changes to defined terms to improve readability.

The foregoing summary of the By-Laws is qualified in all respects by reference to the text of the By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 31, 2025, the Company issued a press release announcing the Award and the Board’s intent to change its leadership structure. The press release is included as Exhibit 99.1 to this Current Report on

Form 8-K. Exhibit 99.1 shall not be considered “filed” for purposes of Section 18 under the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description	Location
3.1	By-Laws	Filed herewith
10.1	Form of Restricted Share Rights Award Agreement for Chief Executive Officer grant on July 29, 2025	Filed herewith
10.2	Form of Non-Qualified Stock Option Award Agreement for Chief Executive Officer grant on July 29, 2025	Filed herewith
99.1	Press Release dated July 31, 2025	Furnished herewith
104	Cover Page Interactive Data File.	Embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 31, 2025	WELLS FARGO & COMPANY

		By:	/s/ JANET McGINNESS
Janet McGinness
Senior Vice President and Secretary

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